Summary Of Significant Accounting Policies (Schedule Of Accounts Receivable ) (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Summary Of Significant Accounting Policies [Abstract]
Oil, natural gas and natural gas liquids sales	$ 25,149	$ 17,865
Joint interest billings	13,344	10,162
Other	7	486
Allowance for doubtful accounts	(889)	(1,402)
Total accounts receivable net	$ 37,611	$ 27,111